LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 5, 2011

TO SUMMARY PROSPECTUS DATED FEBRUARY 28, 2011 OF

LEGG MASON CLEARBRIDGE DIVERSIFIED LARGE CAP GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 28, 2011, as supplemented on March 1, 2011, June 1, 2011 and August 5, 2011, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 28, 2011, as supplemented on March 1, 2011 and August 5, 2011, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2010, are incorporated by reference into this Summary Prospectus.

LMFX013879